                                                                      EXHIBIT 99

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Restricting Events
November 25, 1997

Restricting Events
------------------

A) Average Cumulative Net Loss Ratio

             (a)   The Average Cumulative Net Loss Ratio exceeds 1.0% (yes/no)                                   no

                   Initial ADCB                                                                           273,826,503.00
                                                                                          ADCB of
                                            ADCB of                                     Cumulative           Cumulative
                                          Cumulative             Cumulative         Defaulted Contracts       Net Loss
                                      Defaulted Contracts        Recoveries          net of Recoveries          Ratio
                                      -------------------        ----------         -------------------         -----

                   2 months prior            0.00                      0.00                        0.00               0
                   1 month prior             0.00                      0.00                        0.00               0
                   Current                   0.00                      0.00                        0.00               0
                                             ----                      ----                        ----
                   Average                   0.00                      0.00                        0.00               0

                   Annualized maximum Cumulative Net Loss Ratio                                                   1.00%
                   Average Cumulative Net Loss Ratio                                                              0.00%

           Cumulative Net Loss Ratio means, for any date of determination, the fraction (expressed as a percentage) determined by dividing (i) the ADCB of all Contracts in the Trust which have become Defaulted Contracts since the Initial Cutoff Date, net of aggregate Recoveries received by the Trust during such same period, by (ii) the ADCB of all Contracts in the Contract Pool as of the Initial Cutoff Date.




B) A Servicer Event has occurred and is continuing (yes/no)                                                      no

C) An Event of Default has occurred and is continuing (yes/no)                                                   no

             (a)  failure to pay on each Distribution Date the full amount of interest on any Note (yes/no)      no

             (b)  failure to pay the then outstanding principal amount of any Note, if any, on its               no
                  related Maturity Date (yes/no)



Based on A, B and C, a Restricting Event has occurred and is continuing (yes/no)                                 no
--------------------------------------------------------------------------------

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Limitations
November 25, 1997

Obligor Event Trigger Determination
-----------------------------------

  The current period is less than 16 months after the Closing Date (January 4, 1999) (yes/n/a)                            yes
  If the current period is less than 16 months after the closing date, one of the top five Obligors,
    as of the Cut-Off Date, is a Defaulted Contract in this period (yes/no / n/a)                                         no

  The Obligor Event has been cured (yes, if any of following is yes/no, if each of following is no / n/a
    if not applicable)                                                                                                    n/a
     a)  the Defaulted Contract has been replaced with an eligible Substitute Contract                                    n/a
     b)  a Recovery has been received with respect to the Defaulted Contract and no further Recoveries are
         expected                                                                                                         n/a
     c)  a Successor Servicer has been appointed                                                                          n/a

An Obligor Event has occurred and is continuing                                                                           n/a

10% Substitution Limit Calculation
----------------------------------

      ADCB as of the Cut-off Date:                                                                                 273,826,503.00

      Cumulative DCB of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                       0.00
      Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                           0.00%
      Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts exceeds
        10% (yes/no)                                                                                                      no

5% Skipped Payment Limit Calculation
------------------------------------
      The percent of contracts with Skipped Payment modifications                                                       0.00%
      The DCB exceeds 5% of the initial ADCB (yes/no)                                                                     0
      Any Skipped Payments have been deferred later than 12 months prior to the Class B Maturity Date                     n/a

Concentration Amounts (only applicable at the Cutoff Date or in the event of a substitution)
--------------------------------------------------------------------------------------------

         (i)   The ADCB of all End-User Contracts with Obligors that are governmental entities or municipalities        0.00%
               exceeds 1.13 the ADCB of the Contract Pool                                                                 no

         [ii]  The ADCB of all End-User Contracts which finance, lease or are related to Software exceeds 3.88%         2.29%
               of the ADCB of the Contract Pool                                                                           no

         (iii) The ADCB of all End-User Contracts with Obligors who comprise the three largest Obligors
               (measured by ADCB as date of determination) exceeds 5.09% of the ADCB of the                             4.78%
               Contract Pool                                                                                              no

         (iv)  The ADCB of all End-User Contracts with Obligors who comprise the 20 largest Obligors                   22.12%
               (measured by ADCB as of  determination) exceeds 24.79% of the ADCB of the Contract Pool                    no

         (v)   The ADCB of the End-User Contracts related to a single Vendor, or representing a Vendor                 20.82%
               Loan of such Vendor or thereof exceeds 23.01% of the ADCB of the Contract Pool                             no

         (vi)  The ADCB of all End-User Contracts with Obligors thereof located in a single State of the               15.74%
               United States exceeds 15.74% 17.73% of the ADCB of the Contract Pool                                       no

Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Accounts
November 25, 1997
                                                                   Collection                      Reserve
                                                                     Account                         Fund
                                                                     -------                         ----
Beginning Account Balance                                                 0.00                   2,738,265.00
Investment Earnings                                                  51,752.85                      11,851.27

Collection Account
------------------

Scheduled Payments, net of Excluded
 Amounts and less Servicer Advances
 plus Payables                                                    9,348,676.93
Add: Prepayment Amounts                                           2,640,243.63
Add: Recoveries                                                           0.00
Add: Investment Earnings                                             51,752.85                      11,851.27
Add: Late Charges                                                     3,084.22
Add: Expired Lease Proceeds                                               0.00
Add: Servicer Advances                                               44,554.42



Available Amounts                                                12,088,312.05                   2,750,116.27
-----------------


Payments on Distribution Date
-----------------------------

  (A) **   Indenture Trustee Fees (first in funds
            allocation during a Restricting or an
            Event of Default)                                             0.00
    (A)    Unreimbursed Servicer Advances                                 0.00

    (B)    Monthly Servicing Fee, due and accrued,
            including any amounts unpaid                            107,029.83

    (C)    Class A-1 Notes interest, due and accrued,
            including any amounts unpaid                            212,537.30

    (D)    Class A-2 Notes interest, due and accrued,
            including any amounts unpaid                          1,020,688.29

    (E)    Class B Notes interest, due and accrued,
            including any amounts unpaid                             44,496.81

    (F)    Class C Notes interest, due and accrued,
            including any amounts unpaid                             30,486.02

    (G)    Class D Notes interest, due and accrued,
            including any amounts unpaid                             34,821.60

    (H)    The Class A-1 Principal Payment Amount                10,434,094.85

    (I)    The Class A-2 Principal Payment Amount                         0.00

    (J)    The Class B Principal Payment Amount                           0.00

    (K)    The Class C Principal Payment Amount                           0.00

    (L)    The Class D Principal Payment Amount                           0.00

    (M)    Amounts required to meet the Reserve Fund Amount               0.00                           0.00

    (B)*   Monthly Servicing Fee, due and accrued, including
            any amounts unpaid (applicable only if an Obligor
            Event has occurred and is continuing)                         0.00

    (N)    Any excess to Certificateholders                         204,157.36

Distributions to Noteholders and Certificateholders              12,088,312.06                      11,851.27

Ending balance of accounts                                               (0.01)                  2,738,265.00


Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules
November 25, 1997

           A Restricting Event has occurred and is continuing (yes\no)                                               no

           Trustee Fees (only in the event of a Restricting Event or an Event of Default)                                 0.00


Unreimbursed Servicer Advances
------------------------------

    (i)    Current month Unreimbursed Servicer Advances                                                                   0.00
   (ii)    Prior unpaid Unreimbursed Servicer Advances (or arrearage)                                                     0.00
   (iii)   Total Unreimbursed Servicer Advances due    ( (i) + (ii) )                                                     0.00
   (iv)    Unreimbursed Servicer Advances distributed                                                                     0.00
           Unpaid Unreimbursed Servicer Advances (or arrearage)                                                           0.00




Servicing Fee Schedule
----------------------

    (i)    Servicing Fee Percentage                                                                                       0.50%
   (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                                     256,871,597.12
   (iii)   Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                                  107,029.83
   (iv)    Servicing Fee accrued but not paid in prior periods                                                            0.00
    (v)    Total Servicing Fee due, and accrued but not paid in prior periods ( (iii) + (iv) )                      107,029.83
   (vi)    Monthly Servicing Fee distributed                                                                        107,029.83
           Servicing Fee accrued but not paid                                                                             0.00

Class A-1 Interest Schedule
---------------------------

           Opening Class A-1 principal balance                                                                   46,025,190.12
    (i)    Class A-1 Interest Rate                                                                                      5.7325%
   (ii)    Number of days in Accrual Period                                                                                  29
           Monthly Class A-1 Interest Rate ( (i) x ( (ii)/360) )                                                        0.4618%
           Current Class A-1 interest due                                                                           212,537.30
           Prior Class A-1 interest arrearage                                                                             0.00
           Current Period Interest Shortfall                                                                              0.00

           Class A-1 interest distribution                                                                          212,537.30


Class A-2 Interest Schedule
---------------------------

           Opening Class A-2 principal balance                                                                  191,678,552.00
           Class A-2 Interest Rate                                                                                      6.3900%
           Class A-2 Interest Rate x 30/360                                                                             0.5325%
           Current Class A-2 interest due                                                                         1,020,688.29
           Prior Class A-2 interest arrearage                                                                             0.00
           Current Period Interest Shortfall                                                                              0.00

           Class A-2 interest distribution                                                                        1,020,688.29


Class B Interest Schedule
-------------------------

           Opening Class B principal balance                                                                      8,214,795.00
           Class B Interest Rate                                                                                        6.5000%
           Class B Interest Rate x 30/360                                                                               0.5417%
           Current Class B interest due                                                                              44,496.81
           Prior Class B interest arrearage                                                                               0.00
           Current Period Interest Shortfall                                                                              0.00

           Class B interest distribution                                                                             44,496.81

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
November 25, 1997


Class C Interest Schedule
-------------------------
           Opening Class C principal balance                                                                      5,476,530.00
           Class C Interest Rate                                                                                        6.6800%
           Class C Interest Rate x 30/360                                                                               0.5567%
           Current Class C interest due                                                                              30,486.02
           Prior Class C interest arrearage                                                                               0.00
           Current Period Interest Shortfall                                                                              0.00

           Class C interest distribution                                                                             30,486.02


Class D Interest Schedule
-------------------------

           Opening Class D principal balance                                                                      5,476,530.00
           Class D  Interest Rate                                                                                       7.6300%
           Class D Interest Rate x 30/360                                                                               0.6358%
           Current Class D interest due                                                                              34,821.60
           Prior Class D interest arrearage                                                                               0.00
           Current Period Interest Shortfall                                                                              0.00

           Class D interest distribution                                                                             34,821.60

Class A-1 Principal Schedule
----------------------------
           Class A-1 Maturity Date                                                                                    09/25/98
     (i)   Opening Class A-1 principal balance                                                                   46,025,190.12
    (ii)   ADCB as of last day of second preceding Collection Period                                            256,871,597.12
   (iii)   ADCB as of last day of immediately preceding Collection Period                                       246,437,502.27
           Expected Class A-1 Payment ( (ii) - (iii) )                                                           10,434,094.85
    (iv)   Aggregate Expected Class A-1 Payments not paid on preceding Distribution Date                                  0.00
           Class A-1 Principal Payment Amount (lesser of (i) or ( (ii) - (iii) ) + (iv) )                        10,434,094.85
           Class A-1 Principal Payment Amount distribution                                                       10,434,094.85
                                 Shortfall                                                                                0.00

           Class A-1 Principal Balance after current distribution                                                35,591,095.27



Class A-2 Principal Schedule
----------------------------

     (i)   Opening Class A-2 principal balance                                                                  191,678,552.00
    (ii)   Applicable Class A-2 Percentage                                                                               90.91%
   (iii)   ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                 200,412,312.15
    (iv)   Current month targeted Class A-2 principal balance ( (ii) * (iii) )                                  182,193,011.22
     (v)   (i) - (iv) (zero until Class A-1 has been retired)                                                             0.00
    (vi)   Class A-2 Principal Payment Amount (lesser of (i) or (v) )                                                     0.00

           Class A-2 Principal Payment Amount distributed                                                                 0.00
                                 Shortfall                                                                                0.00

           Class A-2 principal balance after current distribution                                               191,678,552.00


Class B Principal Schedule
--------------------------

     (i)   Opening Class B principal balance                                                                      8,214,795.00
    (ii)   Applicable Class B Percentage                                                                                  3.90%
   (iii)   ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                 200,412,312.15
    (iv)   Current month targeted Class B principal balance ( (ii) * (iii) )                                      7,808,271.83
     (v)   (i) - (iv) (zero until Class A-1 has been retired)                                                             0.00
    (vi)   Class B Principal Payment Amount (lesser of (i) or (v) )                                                       0.00

           Class B Principal Payment Amount distributed                                                                   0.00
                                 Shortfall                                                                                0.00

           Class B principal balance after current distribution                                                   8,214,795.00

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
November 25, 1997


Class C Principal Schedule
--------------------------
    (i)    Opening Class C principal balance                                                                      5,476,530.00
   (ii)    Applicable Class C Percentage                                                                                  2.60%
  (iii)    ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                 200,412,312.15
   (iv)    Current month targeted Class C principal balance ( (ii) * (iii) )                                      5,205,514.55
    (v)    (i) - (iv) (zero until Class A-1 has been retired)                                                             0.00
   (vi)    Class C Principal Payment Amount (lesser of (i) or (v) )                                                       0.00

           Class C Principal Payment Amount distributed                                                                   0.00
                                 Shortfall                                                                                0.00

           Class C principal balance after current distribution                                                   5,476,530.00



Class D Principal Schedule
--------------------------

    (i)    Opening Class D principal balance                                                                      5,476,530.00
   (ii)    Applicable Class D Percentage                                                                                  2.60%
  (iii)    ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                 200,412,312.15
   (iv)    Current month targeted Class D principal balance ( (ii) * (iii) )                                      5,205,514.55
    (v)    (i) - (iv) (zero until Class A-1 has been retired)                                                             0.00
   (vi)    Class D Principal Payment Amount (lesser of (i) or (v) )                                                       0.00

           Class D Principal Payment Amount distributed                                                                   0.00
                                 Shortfall                                                                                0.00

           Class D principal balance after current distribution                                                   5,476,530.00


Reserve Fund Schedule
---------------------

           Prior month Reserve Fund balance                                                                       2,738,265.00
           Initial ADCB                                                                                         273,826,503.00
           Required Reserve Fund Amount (lesser of (i) initial ADCB * 1.00% or                                    2,738,265.00
                                 (ii) outstanding principal of the Notes)
           Current period draw on Reserve Fund                                                                            0.00
           Required deposit to Reserve Fund                                                                               0.00
           Actual deposit to Reserve Fund                                                                                 0.00
           Deposit to Certificateholder                                                                              11,851.27
           Interest Earned on Reserve Account                                                                        11,851.27
           Ending Reserve Fund balance                                                                            2,738,265.00

           Ending Reserve Fund balance as a percentage of ADCB                                                            1.11%


Servicing Fee Schedule
----------------------

           Servicing Fee during an Obligor Event                                                                          0.00
           Servicing Fee paid                                                                                             0.00


Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Note Factors
November 25, 1997
                                 CUSIP # 423327AA3
           Class A-1
           ---------

           Class A-1 principal balance                                                          35,591,095.27
           Initial Class A-1 principal balance                                                  62,980,096.00

           Note factor                                                                             0.565116561



                                 CUSIP # 423327AB1
           Class A-2
           ---------

           Class A-2 principal balance                                                         191,678,552.00
           Initial Class A-2 principal balance                                                 191,678,552.00

           Note factor                                                                             1.000000000



                                 CUSIP # 423327AC9
           Class B
           -------

           Class B principal balance                                                             8,214,795.00
           initial Class B principal balance                                                     8,214,795.00

           Note factor                                                                             1.000000000



                                 CUSIP # 423327AD7
           Class C
           -------

           Class C principal balance                                                             5,476,530.00
           Initial Class C principal balance                                                     5,476,530.00

           Note factor                                                                             1.000000000




           Class D
           -------

           Class D principal balance                                                             5,476,530.00
           Initial Class D principal balance                                                     5,476,530.00

           Note factor                                                                             1.000000000


Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Pool Data
November 25, 1997


ADCB as of the last day of the Collection Period                                                         246,437,502.27

Loss and Delinquency Data for Period
------------------------------------
DCB of Defaulted Contracts as of the last day of the Collection Period                                             0.00
Number of Defaulted Contracts as of the last day of the Collection Period                                             0
Defaulted Contracts as a percentage of ADCB (annualized)                                                           0.00%

DCB of Adjusted Contracts as of the last day of the Collection Period                                              0.00
Number of Adjusted Contracts as of the last day of the Collection Period                                              0

DCB of Prepaid Contracts as of the last day of the Collection Period                                       1,948,925.16
Number of Prepaid Contracts as of the last day of the Collection Period                                              24

DCB of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period                 0.00
Number of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period                 0

DCB of Warranty Contracts as of the last day of the Collection Period                                      3,698,332.46
Number of Warranty Contracts as of the last day of the Collection Period                                              2

DCB of repurchased Contracts as of the last day of the Collection Period                                   3,698,332.47
Number of repurchased Contracts as of the Collection Period                                                           2

DCB of Additional Contracts as of the last day of the Collection Period                                            0.00
Number of Additional Contracts as of the Collection Period                                                            0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                   0.00



Delinquencies                                                     Dollars                         Percent
                                                                  -------                         -------
           Current                                               244,846,061.90                         98.83%
           31-60 days past due                                     2,227,895.86                          0.90%
           61-90 days past due                                       462,204.83                          0.19%
           Over 90 days past due                                     196,865.94                          0.08%
                                                                 --------------                        -------
           Total                                                 247,733,028.53                        100.00%

           31+ days past due                                       2,886,966.63                          1.17%


    (i)    DCB of cumulative Defaulted Contracts  (cumulative gross losses to date)                                0.00
    (ii)   Cumulative Recoveries realized on Defaulted Contracts                                                   0.00
           Cumulative net losses to date  ( (i) - (ii) )                                                           0.00

           ---------------------------------------------------------------------
                                     Static Information

           Initial ADCB                                             273,826,503
           Discount Rate                                                 6.9239%
           Class A-1 Initial Principal Amount                        62,980,096
           Class A-1 Interest Rate                                       5.7325%
           Class A-2 Initial Principal Amount                       191,678,552
           Class A-2 Interest Rate                                       6.3900%
           Class B Initial Principal Amount                           8,214,795
           Class B Interest Rate                                         6.5000%
           Class C Initial Principal Amount                           5,476,530
           Class C Interest Rate                                         6.6800%
           Class D Initial Principal Amount                           5,476,530
           Class D Interest Rate                                         7.6300%
           Reserve Fund Initial Deposit                               2,738,265
           Class A-1 Maturity Date                                     09/25/98
           Classes A-2, B, C, & D Maturity Date                        05/25/05
           Closing Date                                                09/04/97
           --------------------------------------------------------------------